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                                                                   EXHIBIT 10.15

                                  EPIXTAR CORP.

                           RESTRICTED STOCK AGREEMENT

         This RESTRICTED STOCK AGREEMENT (this "Agreement") is entered into as of the 20th day of April, 2005 (the "Date of Grant"), by and between Epixtar Corp., a Florida corporation (the "Company"), and ___________ ("Grantee"). Grant of Shares. The Company hereby awards to Grantee ___________ shares (the "Shares") of the common stock, par value $0.001 per share (the "Voxx Common Stock"), of Voxx Corporation, a Florida corporation ("Voxx") which on the Date of Grant is a subsidiary of the Company, subject to the terms and conditions of this Agreement.

         Fair Market Value of the Shares. The Company and Grantee agree that the fair market value per share of the Shares as of the Date of Grant is $.65 per share (the "Fair Market Value"); provided, however, that Grantee acknowledges that such determination of the Fair Market Value of the Shares is not binding upon the Internal Revenue Service or any other governmental authority (a "Governmental Authority"), and that a Governmental Authority may take the position that the fair market value of the Shares as of the Date of Grant for federal or other income tax purposes is different from the Fair Market Value provided in this Section 2.

         Restrictions on Transferability of Shares; Vesting.

                  Restricted Period. For purposes of this Agreement, the term "Restricted Period" shall mean the period commencing on the Date of Grant and ending on the date of the sale by Voxx of Voxx Common Stock for Voxx's own account pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, in an underwritten public offering (the "Public Offering Date").

                  Restrictions. During the Restricted Period, Grantee shall not sell, assign, transfer, exchange, pledge, hypothecate, or otherwise encumber (each a "Transfer") (i) the Shares with respect to which the restrictions set forth in this Section 3(b) have not lapsed in accordance with Section 3(d) of this Agreement (the "Restricted Shares"), (ii) the right to vote the Restricted Shares, or (iii) the right to receive dividends on the Restricted Shares (collectively, the "Restrictions"); provided, however, that Grantee shall have all other rights of a stockholder of Voxx which the Company previously had with respect to the Shares, including, without limitation, the right to receive dividends on and the right to vote the Shares. Any attempted or purported Transfer of the Restricted Shares shall be void and without effect, and neither the Company nor Voxx shall be obligated to recognize or give effect to any such transfer.

                  Forfeiture in the Event of Termination. Subject to Section 6 of this Agreement, in the event of the termination of Grantee's employment or consulting relationship with the Company or any affiliate of the Company for any reason whatsoever, including, without limitation, by reason of the death, disability, involuntary termination without cause of Grantee's employment or consulting relationship or agreement by the Company or such Affiliate, prior to the end of the Restricted Period, all rights to the Restricted Shares which have not vested in accordance with Section 3(d) of this Agreement at that time shall be forfeited to the Company without consideration.

                  Vesting. The Shares shall vest on the Public Offering Date (the "Vesting Date").

                  Termination (Lapse) of the Restrictions. On the Vesting Date, the Restrictions shall lapse with respect to the Shares. Those Shares with respect to which the Restrictions have lapsed are sometimes referred to herein as "Vested Shares." Vested Shares shall not be subject to forfeiture under
Section 3(c) above.

                  Forfeiture in Event Shares Do Not Vest Prior to Expiration Date. Subject to Section 6, of this Agreement, in the event that the Vesting Date does not occur prior to July 31, 2006 (the "Termination Date"), all rights to the Restricted Shares shall be forfeited to the Company without consideration.
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                  Grantee's Representations. By receipt of the Shares and by execution of this Agreement, Grantee represents to the Company and to Voxx, as a third party beneficiary of this Agreement with respect to such representations and the other agreements on the part of Grantee contained herein in order to induce Voxx to permit the transfer of the Shares to Grantee on Voxx's stock transfer books, that:

                  Grantee understands that the Shares are securities, the transfer by the Company to Grantee of which requires compliance with federal and state securities laws.

                  Grantee understands that the Shares are being transferred to Grantee only on the condition that Grantee makes the representations contained in this Section 4 to the Company and Voxx.

                  Grantee has made a reasonable investigation of the business and affairs of the Company and Voxx sufficient to be well informed as to the rights and the value of the Shares.


                   (i) Grantee understands that the Shares constitute "restricted securities" under the Securities Act of 1933, as amended (the "Securities Act"), and have not been registered under the Securities Act in reliance upon one or more exemptions contained in the Securities Act, which may depend upon (A) Grantee's bona fide investment intention in acquiring the Shares, (B) Grantee's intention to hold the Shares in compliance with federal and state securities laws, (C) Grantee having no present intention of selling or transferring any part thereof in violation of applicable federal and state securities laws, and (D) there being certain restrictions on transfer of the Shares. In this connection, Grantee understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if Grantee's representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future.


                           Grantee understands that (A) the Shares, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Securities Act, or unless an exemption from registration is available, (B) Rule 144, the usual exemption from registration, requires the resale to occur not less than one year after the later of the date the Shares were granted by the Company (which the SEC may view as the Vesting Date) or the date the Shares were sold by an "affiliate" of Voxx, within the meaning of Rule 144; and, in the case of acquisition of the Shares by an "affiliate" of Voxx, or by a non-affiliate who subsequently holds the Shares less than two (2) years, the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an "affiliate," (2) the availability of certain public information about Voxx, (3) the amount of Shares being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable, (C) there is no certainty that a public market for the Shares will exist, and (D) it may be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy.

                           Grantee acknowledges and understands that Voxx is under no obligation to register the Shares or the transfer thereto and that the Company is under no obligation to cause Voxx to register the shares or the transfer thereof. Grantee understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to Voxx and any other legend required under applicable state securities laws.

                           Grantee represents that Grantee has sufficient knowledge and experience in financial and business matters to enable Grantee to evaluate the risks and merits of acquiring the Shares pursuant to this Agreement. Grantee is able to bear the economic risk of Grantee's investment in the Shares resulting from the election to be made by Grantee pursuant to Section 5 (b) of this Agreement. Grantee acknowledges that, because the Shares have not been registered under the 1933 Act or any state securities law, nor has the sale or transfer thereof, (i) no sale, pledge, hypothecation, assignment, transfer or other disposition shall be permitted except in compliance with such laws or in compliance with an exemption from such laws, and (ii) the investment in the Shares is not a liquid investment.

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                           Grantee is an "accredited investor" within the
         meaning of Regulation D under the 1933 Act.

                           Grantee acknowledges that Grantee has conducted his or her own investigation as to the operations, financial condition, financial statements, business, affairs, prospects or management of the Company and Voxx and that Grantee, in entering into this Agreement and effecting the transactions contemplated hereby, has not relied upon any representation or warranty with respect to the Company and Voxx, or the foregoing matters, express or implied. Grantee has been afforded such access to the Company and Voxx, and their respective officers, directors and management, and their properties and records as Grantee has requested and has had the opportunity to make such inquiry of the officers, directors and management of the Company and Voxx and other persons associated therewith as Grantee has requested.

                  (e) Grantee has had the opportunity to review with Grantee's tax advisor the potential ramifications of the election to made pursuant to
Section 5(b) of this Agreement and understands that in the event the Shares are forfeited to the Company, Grantee will not be able to recover under the tax laws any loss resulting from the forfeiture of the Shares.

         Certain Tax Matters; Withholding Obligations.

                  Withholding. No later than the date on which Grantee makes the election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") in accordance with Section 5(b) of this Agreement, Grantee hereby agrees to pay to the Company, or to make arrangements satisfactory to the Company regarding, any federal, state or local taxes of any kind which may be required to be withheld with respect to the issuance and vesting of the Shares; and the Company shall, to the extent permitted by law, have the right to deduct and withhold from any payments of any kind otherwise due to Grantee from the Company or its Affiliates any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance and vesting of the Shares.

                  Section 83(b) Election. Grantee shall elect, within thirty
(30) days of the Date of Grant, and upon written notice delivered to the Internal Revenue Service with a copy delivered to the Company, to recognize income for federal income tax purposes equal to the Fair Market Value of the Shares as of the date the Shares are transferred to Grantee, regardless of the Restrictions and the vesting schedule in Section 3(d) of this Agreement. At the time Grantee makes such election, Grantee shall make arrangements satisfactory to the Company to pay in the current year any federal, state or local taxes required to be withheld with respect to the issuance and vesting of the Shares. If Grantee fails to make such payments to the Company, the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct and withhold in the year of this grant any federal, state or local taxes of any kind required by law to be withheld with respect to the granting and vesting of the Shares.

                  (c) Cash Incentive Payment. If Grantee timely makes the election required in, and otherwise complies with the provisions of, Sections 5(a) and 5(b) of this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, on December 31, 2005, the Company shall pay Grantee, as an additional incentive payment, an amount equal to $0.30 times the number of Shares initially granted to Grantee hereunder. The Company shall have the right to deduct and withhold from such payment any federal, state or local taxes of any kind required by law to be withheld with respect thereto or any such amounts relating to the granting and vesting of the Shares and the related election under Section 83(b) of the Code remaining unpaid by the Grantee on such date.

         Change of Control; Termination of Employment Without Cause.

                  If a Change in Control occurs, then any remaining Restrictions shall lapse automatically, without any action on the part of the Company or Grantee, and any Restricted Shares shall therefore automatically become Vested Shares.

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                  (b) If the Company or one of its Affiliates terminates
Grantee's employment or consulting relationship other than for Cause prior to the end of the Restricted Period, then Grantee shall continue to retain such rights as Grantee then has to the Restricted Shares which have not vested in accordance with Section 3(d) of this Agreement, until the Shares either vest in accordance with Section 3(d) of this Agreement or are forfeited to the Company without consideration in accordance with Section 3(f) of this Agreement. For purposes of this Agreement, "Cause" means: (a) conviction of Grantee for a felony involving moral turpitude; (b) commission by Grantee of any act of criminal fraud, misappropriation of funds or embezzlement in connection with Grantee's employment by or consulting for the Company or an Affiliate; (c) breach by Grantee of any material provision of any employment or consulting agreement between Grantee and the Company or any of its Affiliates; (d) Grantee's willful or reckless material misconduct in the performance of the Grantee's duties with respect to the Company or an Affiliate; or (e) Grantee's habitual neglect of duties with respect to the Company or an Affiliate; provided, however, that for purposes of clauses (d) and (e), Cause shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Grantee in good faith to have been in or not opposed to the interests of the Company or its Affiliates (without intent of the Grantee to gain, directly or indirectly, a profit to which the Grantee was not legally entitled). A Grantee who agrees to resign from Grantee's affiliation with the Company or an Affiliate in lieu of being terminated for Cause may be deemed to have been terminated for Cause for purposes of this Agreement.

         Required Participation in Certain Transactions. If during the term of this Agreement, Voxx or any of its stockholders shall receive a bona fide written offer pursuant to which any party offers to:

                  purchase all or substantially all of Voxx's assets;

                  purchase all of the then issued and outstanding shares of Voxx Common Stock or Voxx Common Stock equivalents for the same consideration and upon the same terms and condition for each such share or share equivalent; or

                  merge or consolidate with Voxx upon terms and conditions which are identical as to each share of Voxx Common Stock or Voxx Common Stock equivalents;

and the holders of record of shares of Voxx Common Stock holding shares entitled to cast a majority of votes entitled to be cast by the holders of the Voxx Common Stock (the "Majority Stockholders") desire to accept such offer, then the Majority Stockholders shall promptly deliver a copy of such written offer and their desire to accept such offer to Grantee. In such event, Grantee shall be obligated to (i) vote all of Grantee's Shares in favor of such sale of Voxx's assets and any subsequent liquidation of Voxx, (ii) vote all Grantee's Shares in favor of such merger or consolidation, or (iii) sell all of Grantee's Shares in connection with such sale of the Voxx Common Stock, but only if Grantee is to receive the same consideration, per share of Voxx Common Stock, as the other holders of Voxx Common Stock or Voxx Common Stock equivalents.

         Stock Certificates. Each stock certificate for the Shares issued to Grantee shall have conspicuously written, printed, typed or stamped upon the face thereof, or upon the reverse thereof with a conspicuous reference on the face thereof, of the following legend:

         THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING THE RISKS OF FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND EPIXTAR CORP. RELEASE FROM SUCH TERMS AND CONDITIONS SHALL BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT, COPIES OF WHICH ARE ON FILE IN THE OFFICE OF THE SECRETARY OF VOXX CORPORATION.

Grantee agrees to deposit any and all stock certificates representing the Restricted Shares with the Company or its designee until such time as the Restrictions shall have lapsed.

         Severability; Construction. In the event that any provision in this Agreement shall be invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement. This Agreement shall be construed as to its fair meaning and not for or against either party.

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         Damages. The parties agree that any violation of this Agreement (other than a default in the payment of money) cannot be compensated for by damages, and any aggrieved party shall have the right, and is hereby granted the privilege, of obtaining specific performance of this Agreement in any court of competent jurisdiction in the event of any breach hereunder.

         Governing Law. This Agreement shall be deemed to be made under and governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles.

         Delay. No delay or failure on the part of the Company or Grantee in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.

         Lock-Up Period. Grantee hereby agrees that if so requested by the Company, Voxx or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of Voxx under the Securities Act, Grantee shall not sell or otherwise transfer any Shares or other securities of Voxx during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by Voxx) (the "Market Standoff Period") following the effective date of a registration statement of Voxx filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of Voxx to become effective under the Securities Act that includes securities to be sold on behalf of Voxx to the public in an underwritten public offering under the Securities Act. Voxx may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Secretary of the Company at its principal offices. Any notice required to be given or delivered to Grantee shall be in writing and addressed to Grantee at the address indicated in the employment records of the Company or to such other address as the Grantee may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile or telecopier.

         Adjustment of Shares. In the event of any change in corporate capitalization, such as a stock dividend or stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of Voxx, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Internal Revenue Code of 1986) or any partial or complete liquidation of Voxx, any additional shares of the Voxx Common Stock, or any other securities of Voxx or any other entity received by Grantee in connection with such transaction in respect of the Shares, shall become subject to this Agreement, and the term "Shares" as used herein, shall be deemed to include such additional shares of Voxx Common Stock or such other securities, as appropriate.

         Definitions. In this Agreement, except where the context otherwise indicates, the following capitalized terms shall have the meanings ascribed to them below:

                  "Affiliate" means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or is under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.


                   "Change in Control" means the occurrence of any of the following:

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                  (a)      when any "person," as such term is used in Section
                           13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than those Persons in control of the Company as of the Date of Grant or the Company or any subsidiary or any employee benefit plan of the Company or any subsidiary (including its trustee)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange
                           Act), directly or indirectly of securities of the Company or Voxx representing more than fifty percent (50%) of the combined voting power of the Company's or Voxx's outstanding securities;

                  (b) any transaction or event relating to the Company or Voxx required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; or

                  (c) any transaction requiring stockholder approval for the acquisition of the Company or Voxx by an entity other than the Company or any subsidiary through purchase of assets, or by merger, or otherwise.


         Notwithstanding the foregoing, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's or Voxx's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's or Voxx's securities immediately before such transaction, and a Change in Control shall not be deemed to occur if
         (i) Voxx files a registration statement with the Securities and Exchange Commission for the initial offering of Voxx Common Stock to the public or (ii) the Company's distributes the Voxx Common Stock to the stockholders of the Company.

                  "Person" means, unless otherwise specially defined in this Agreement, any natural person, association, trust, cooperative, corporation, general partnership, joint venture, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

         Complete Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter, and supersedes all other prior or contemporaneous agreements and understandings whether oral or written. This Agreement may only be amended in a writing signed by the Company and the Grantee.



                             SIGNATURE ON NEXT PAGE.


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IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first set forth above.

                                  EPIXTAR CORP.


                                  By:   ________________________________

                                  Name: ________________________________

                                  Its:  ________________________________



         Grantee acknowledges and agrees that this Agreement, the transactions contemplated by this Agreement and the Restricted Period set forth in this Agreement do not constitute an express or implied promise of continued engagement as an employee or consultant for the Restricted Period, for any period, or at all, and shall not interfere with Grantee's right or the Company's or its Affiliates' right to terminate Grantee's employment or consulting engagement at any time, with or without cause.

         Grantee represents that Grantee is familiar with the terms and provisions hereof, and hereby accepts this Agreement subject to all of the terms and provisions hereof. Grantee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

         Grantee understands and acknowledges that Grantee may at any time prior to the end of the third day following the date set forth beneath Grantee's signature below, void this Agreement without liability on the part of Grantee or within three days after Grantee delivers to the Company the election required to be made by Grantee pursuant to Section 5(d) of this Agreement, whichever occurs later.


                                           _____________________________________
                                                          Grantee

                                           Dated: ______________________________


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